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As filed with the Securities and Exchange Commission on August 26, 2011

Registration No. 333-175106

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CASELLA WASTE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	4953 (Primary Standard Industrial Classification Code Number)	03-0338873 (I.R.S. Employer Identification Number)

Casella Waste Systems, Inc.
25 Greens Hill Lane
Rutland, Vermont 05701
(802) 772-0325
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

John W. Casella
Chairman and Chief Executive Officer
Casella Waste Systems, Inc.
25 Greens Hill Lane
Rutland, Vermont 05701
(802) 772-0325
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Jeffrey A. Stein, Esq.
Erika L. Robinson, Esq.
Wilmer Cutler Pickering Hale & Dorr LLP
60 State Street
Boston, MA 02109
(617) 526-6000

          Approximate date of commencement of proposed sale to the public:
As soon as practicable after this registration statement becomes effective.

          If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

          The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Commission acting pursuant to said Section 8(a), may determine.

 TABLE OF ADDITIONAL REGISTRANTS

        The following subsidiaries of Casella Waste Systems, Inc. are Registrant Guarantors:

Exact Name of Registrant Guarantor as specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number
All Cycle Waste, Inc.	Vermont	4953	03-0343753
Atlantic Coast Fibers, Inc.	Delaware	4953	22-3507048
B. and C. Sanitation Corporation	New York	4953	16-1329345
Better Bedding Corp.	New York	4953	16-1472389
Bristol Waste Management, Inc.	Vermont	4953	03-0326084
C.V. Landfill, Inc.	Vermont	4953	03-0289078
Casella Albany Renewables, LLC	Delaware	4953	37-1573963
Casella Major Account Services, LLC	Vermont	4953	30-0297037
Casella Recycling, LLC	Maine	4953	01-0203130
Casella Renewable Systems, LLC	Delaware	4953	51-0636932
Casella Transportation, Inc.	Vermont	4953	03-0357441
Casella Waste Management of Massachusetts, Inc.	Massachusetts	4953	03-0364282
Casella Waste Management of N.Y., Inc.	New York	4953	14-1794819
Casella Waste Management of Pennsylvania, Inc.	Pennsylvania	4953	12-2876596
Casella Waste Management, Inc.	Vermont	4953	03-0272349
Casella Waste Services of Ontario, LLC	New York	4953	06-1725553
Chemung Landfill, LLC	New York	4953	13-4311132
Colebrook Landfill, LLC	New Hampshire	4953	11-3760998
Corning Community Disposal Service, Inc.	New York	4953	16-0979692
CWM All Waste LLC	New Hampshire	4953	54-2108293
Forest Acquisitions, Inc.	New Hampshire	4953	02-0479340
Grasslands Inc.	New York	4953	14-1782074
GroundCo LLC	New York	4953	57-1197475
Hakes C & D Disposal, Inc.	New York	4953	16-0431613
Hardwick Landfill, Inc.	Massachusetts	4953	04-3157789
Hiram Hollow Regeneration Corp.	New York	4953	14-1738989
The Hyland Facility Associates	New York	4953	16-1347028
KTI Bio Fuels, Inc.	Maine	4953	22-2520171
KTI Environmental Group, Inc.	New Jersey	4953	22-2427727
KTI New Jersey Fibers, Inc.	Delaware	4953	22-3601504
KTI Operations Inc.	Delaware	4953	22-2908946
KTI Specialty Waste Services, Inc.	Maine	4953	22-3375082
KTI, Inc.	New Jersey	4953	22-2665282
Maine Energy Recovery Company, Limited Partnership	Maine	4953	22-2493823
New England Landfill Solutions, LLC	Massachusetts	4953	04-3521834
New England Waste Services of Massachusetts, Inc.	Massachusetts	4953	04-3489747
New England Waste Services of ME, Inc.	Maine	4953	01-0329311
New England Waste Services of N.Y., Inc.	New York	4953	14-1794820
New England Waste Services of Vermont, Inc.	Vermont	4953	03-0343930
New England Waste Services, Inc.	Vermont	4953	03-0338865
Newbury Waste Management, Inc.	Vermont	4953	03-0316201
NEWS of Worcester LLC	Massachusetts	4953	20-1970539
NEWSME Landfill Operations LLC	Maine	4953	20-0735025
North Country Composting Services, Inc.	New Hampshire	4953	04-3369678
North Country Environmental Services, Inc.	Virginia	4953	54-1496372
North Country Trucking, Inc.	New York	4953	16-1468488

Exact Name of Registrant Guarantor as specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number
Northern Properties Corporation of Plattsburgh	New York	4953	14-1713791
PERC, Inc.	Delaware	4953	22-2761012
Pine Tree Waste, Inc.	Maine	4953	01-0513956
Portland C&D Site, Inc.	New York	4953	16-1374891
ReSource Transfer Services, Inc.	Massachusetts	4953	04-3420289
ReSource Waste Systems, Inc.	Massachusetts	4953	04-3333859
Schultz Landfill, Inc.	New York	4953	16-1550413
Southbridge Recycling & Disposal Park, Inc.	Massachusetts	4953	04-2964541
Sunderland Waste Management, Inc.	Vermont	4953	03-0326083
Total Waste Management Corp.	New Hampshire	4953	04-2718634
U.S. Fiber, LLC	North Carolina	4953	56-2026037
Waste-Stream Inc.	New York	4953	14-1488894
Winters Brothers, Inc.	Vermont	4953	03-0351118

        The address, including zip code, and telephone number, including area code, of the principal executive office of each Registrant Guarantor listed above are the same as those of Casella Waste Systems, Inc.

 EXPLANATORY NOTE

        This Amendment No. 1 to the Registrant's Registration Statement on Form S-4 (333-175106) is being filed solely for the purpose of filing an updated Exhibit 25.1. No changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is omitted from this filing.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA WASTE SYSTEMS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Chairman and Chief Executive Officer

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN W. CASELLA John W. Casella	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	August 26, 2011
* Douglas R. Casella	Director	August 26, 2011
* John F. Chapple III	Director	August 26, 2011
* Gregory B. Peters	Director	August 26, 2011
* James F. Callahan, Jr.	Director	August 26, 2011

Signature		Title	Date

* Joseph G. Doody		Director	August 26, 2011
* James P. McManus		Director	August 26, 2011
* Michael K. Burke		Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA
John W. Casella
Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

ALL CYCLE WASTE, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA
John W. Casella
Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

ATLANTIC COAST FIBERS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA
John W. Casella
Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

B. AND C. SANITATION CORPORATION
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA
John W. Casella
Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

BETTER BEDDING CORP.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

BRISTOL WASTE MANAGEMENT, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

C.V. LANDFILL, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA ALBANY RENEWABLES, LLC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President	August 26, 2011
CASELLA RENEWABLE SYSTEMS, LLC
By:	/s/ JOHN W. CASELLA John W. Casella President and Secretary	Sole Member†	August 26, 2011

†
Casella Albany Renewables, LLC has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA MAJOR ACCOUNT SERVICES, LLC
By:	/s/ JOHN W. CASELLA John W. Casella President and Secretary

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Secretary (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
CASELLA WASTE SYSTEMS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Chairman and Chief Executive Officer	Sole Member†	August 26, 2011

†
Casella Major Account Services, LLC has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA RECYCLING, LLC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA RENEWABLE SYSTEMS, LLC
By:	/s/ JOHN W. CASELLA John W. Casella President and Secretary

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President, Secretary and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
CASELLA WASTE SYSTEMS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Chairman and Chief Executive Officer	Sole Member†	August 26, 2011

†
Casella Renewable Services, LLC has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA TRANSPORTATION, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Vice President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		Vice President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA WASTE MANAGEMENT OF N.Y., INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA WASTE MANAGEMENT, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Vice President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		Vice President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CASELLA WASTE SERVICES OF ONTARIO, LLC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Secretary (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
By:	/s/ JOHN W. CASELLA John W. Casella President	Sole Member†	August 26, 2011

†
Casella Waste Services of Ontario, LLC has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CHEMUNG LANDFILL, LLC
By:	/s/ JOHN W. CASELLA John W. Casella President and Secretary

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Secretary (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
By:	/s/ JOHN W. CASELLA John W. Casella President	Sole Member†	August 26, 2011

†
Chemung Landfill, Inc. has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

COLEBROOK LANDFILL LLC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Secretary (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
NEW ENGLAND WASTE SERVICES, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President	Sole Member†	August 26, 2011

†
Colebrook Landfill LLC. has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CORNING COMMUNITY DISPOSAL SERVICE, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

CWM ALL WASTE LLC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
CASELLA WASTE MANAGEMENT, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President	Sole Member†	August 26, 2011

†
CWM All Waste LLC has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

FOREST ACQUISITIONS, INC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

GRASSLANDS INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

GROUNDCO LLC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President	Sole Member†	August 26, 2011

†
GroundCo LLC has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

HAKES C & D DISPOSAL, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

HARDWICK LANDFILL, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

HIRAM HOLLOW REGENERATION CORP.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

THE HYLAND FACILITY ASSOCIATES
By:	Casella Waste Management of N.Y., Inc. its managing partner†
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

CASELLA WASTE MANAGEMENT OF N.Y., INC.
By:	/s/ JOHN W. CASELLA John W. Casella President and Director	General Partner†	August 26, 2011
	/s/ JOHN W. CASELLA John W. Casella	Director of Casella Waste Management of N.Y., Inc	August 26, 2011
	* Douglas R. Casella	Director of Casella Waste Management of N.Y., Inc	August 26, 2011

†
The Hyland Facility Associates has no officers or directors.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

KTI BIO FUELS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA
John W. Casella
Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

KTI ENVIRONMENTAL GROUP, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA
John W. Casella
Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

KTI NEW JERSEY FIBERS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA
John W. Casella
Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

KTI OPERATIONS INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA
John W. Casella
Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

KTI SPECIALTY WASTE SERVICES, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

KTI, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP
By:	KTI Environmental Group, Inc., its general partner†
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

KTI ENVIRONMENTAL GROUP, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President and Director	General Partner†	August 26, 2011
/s/ JOHN W. CASELLA John W. Casella		Director of KTI Environmental Group, Inc.	August 26, 2011
* Douglas R. Casella		Director of KTI Environmental Group, Inc.	August 26, 2011

†
Maine Energy Recovery Company, Limited Partnership has no officers or directors.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NEW ENGLAND LANDFILL SOLUTIONS, LLC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Vice President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		Vice President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NEW ENGLAND WASTE SERVICES OF ME, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NEW ENGLAND WASTE SERVICES OF N.Y., INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NEW ENGLAND WASTE SERVICES, INC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NEWBURY WASTE MANAGEMENT, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NEWS OF WORCESTER LLC
By:	Casella Waste Systems, Inc., its sole member*
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

CASELLA WASTE SYSTEMS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella Chairman and Chief Executive Officer	Sole Member	August 26, 2011

*
NEWS of Worcester LLC has no officers or directors.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NEWSME LANDFILL OPERATIONS LLC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
NEW ENGLAND WASTE SERVICES OF ME, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President	Sole Member†	August 26, 2011

†
NEWSME Landfill Operations LLC has no directors or managers.

*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NORTH COUNTRY COMPOSTING SERVICES, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NORTH COUNTRY ENVIRONMENTAL SERVICES, INC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NORTH COUNTRY TRUCKING, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

PERC, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

PINE TREE WASTE, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

PORTLAND C&D SITE, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

RESOURCE TRANSFER SERVICES, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

RESOURCE WASTE SYSTEMS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

SCHULTZ LANDFILL, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

SUNDERLAND WASTE MANAGEMENT, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

TOTAL WASTE MANAGEMENT CORP.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

U.S. FIBER, LLC
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

WASTE-STREAM INC.
By:	/s/ JOHN W. CASELLA John W. Casella Vice President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		Vice President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 26th day of August, 2011.

WINTERS BROTHERS, INC.
By:	/s/ JOHN W. CASELLA John W. Casella President

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

/s/ JOHN W. CASELLA John W. Casella		President and Director (Principal Executive Officer)	August 26, 2011
* Edwin D. Johnson		Vice President and Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
* Douglas R. Casella		Vice President and Director	August 26, 2011
*By:	/s/ JOHN W. CASELLA John W. Casella Attorney-in-fact

 EXHIBIT INDEX

Exhibit Number		Description

3.1	***	Second Amended and Restated Certificate of Incorporation of the Registrant, as amended (incorporated herein by reference to Exhibit 3.1 to the quarterly report on Form 10-Q of the Registrant, as filed December 7, 2007 (File No. 000-23211)).

3.3	***	Third Amended and Restated By-Laws of the Registrant, (incorporated herein by reference to Exhibit 3.1 to the quarterly report on Form 10-Q of the Registrant as filed February 27, 2009 (File No. 000-23211)).

4.1	***	Indenture, dated as of February 7, 2011, by and between the Registrant and U.S. Bank National Association, as Trustee, for the 7.75% Senior Subordinated Notes due 2019 (incorporated herein by reference to Exhibit 4.2 to the Registrant's Current Report on Form 8-K filed with the SEC on February 8, 2011 (File No. 000-23211)).

4.2	***	Registration Rights Agreement, dated as of February 7, 2011 among the Registrant and the Purchasers defined therein with respect to the 7.75% Senior Subordinated Notes due 2019 (incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed with the SEC on February 8, 2011 (File No. 000-23211)).

5.1	***	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

12.1	***	Statement of Computation of Ratio of Earnings to Fixed Charges.

21.1	***	Subsidiaries of the Registrant (incorporated herein by reference to Exhibit 21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended April 30, 2011, as filed with the SEC on June 20, 2011 (File No. 000-23211).

23.1	***	Consent of McGladrey & Pullen, LLP.

23.2	***	Consent of PricewaterhouseCoopers LLP.

23.3	***	Consent of Caturano and Company, Inc.

23.4	***	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

24.1	***	Powers of Attorney (included on signature pages to this registration statement).

25.1	#	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association, as trustee under the Indenture.

99.1	***	Form of Letter of Transmittal.

99.2	***	Form of Letter to Registered Holders and Depository Trust Company Participants.

99.3	***	Form of Letter to Clients.

#
Filed herewith

***
Previously filed

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EXHIBIT INDEX